SPECIMEN

CLASS A
COMMON STOCK

NUMBER
INET 0000

Internet Brands, Inc.

CLASS A
COMMON STOCK

SHARES

CUSIP 460608 10 2

SEE REVERSE FOR
CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

Internet Brands, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

DATED:

B. Lynn Walsh

SECRETARY

INTERNET BRANDS, INC. INCORPORATED SEAL OCTOBER 8, 1998 DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SPECIMEN

INTERNET BRANDS, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

UNIF TRF MIN ACT– ____________ Custodian (until age ______)
(Cust)
____________ under Uniform Transfers
(Minor)
to Minors Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____________ Shares
of the Class A common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________

X ____________

X ____________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By ____________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.